UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2012

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation or organization)

000-51826	47-0956945
(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of Office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

In connection with their offer (the “Offer”) to acquire all of the issued and outstanding common shares of Fibrek Inc. (“Fibrek”) made by, and subject to the terms and conditions set forth in the Offer to Purchase and Circular dated February 29, 2012, as previously varied by the notice of variation dated March 19, 2012 and the notice of variation and extension dated April 5, 2012, Mercer International Inc. (“Mercer”), and MERC Acquisition Inc., a wholly-owned subsidiary of Mercer (collectively, the “Offerors”):

1.	Announced via press release that they were amending the terms of the Offer to increase the per share consideration payable under the Offer to C$1.40 per Fibrek share tendered, as more fully described in Mercer’s press release dated April 11, 2012, and the Offerors’ Notice of Change, Variation and Extension dated April 13, 2012 (the “Notice”), each of which is filed as an exhibit hereto;

2.	Filed the Notice on the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval (“SEDAR”) on April 13, 2012, amending the Offer to increase the per Fibrek share consideration payable under the Offer and to extend the expiry time of the Offer to 11:59 p.m., Eastern Time on April 27, 2012; and

3.	Mailed the Notice to Fibrek’s shareholders on April 13, 2012.

Forward-Looking Statements

The preceding includes forward looking statements, including statements regarding Mercer’s ability to complete the Offer and other contemplated transactions, the impact of the proposed acquisition on the Mercer’s business and operations and Mercer’s ability to integrate the business and operations of Fibrek with its own, which involve known and unknown risks and uncertainties which may not prove to be accurate. Actual results and outcomes may differ materially from what is expressed or forecasted in these forward-looking statements. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations. Among those factors which could cause actual results to differ materially are the following: uncertainties as to the timing of the Offer and satisfaction of the conditions thereto, the outcome of any court appeals or related proceedings, Mercer’s and Fibrek’s ability to obtain required consents and approvals in connection with the transactions, the business of Fibrek and Mercer may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, the highly cyclical nature of Mercer’s business, raw material costs, Mercer’s level of indebtedness, competition, foreign exchange and interest rate fluctuations, Mercer’s use of derivatives, expenditures for capital projects, environmental regulation and compliance, disruptions to Mercer’s production, market conditions and other risk factors listed from time to time in Mercer’s SEC reports.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release of Mercer International Inc. dated April 11, 2012, incorporated herein by reference to Mercer’s Rule 425 filing dated April 11, 2012.
99.2	Notice of Change, Variation and Extension dated April 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi
David M. Gandossi Chief Financial Officer

Date: April 13, 2012

MERCER INTERNATIONAL INC.

FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Mercer International Inc. dated April 11, 2012, incorporated herein by reference to Mercer’s Rule 425 filing dated April 11, 2012.
99.2	Notice of Change, Variation and Extension dated April 13, 2012.